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                                                                 EXHIBIT 21

SUBSIDIARIES OF THE REGISTRANT

Firstar Corporation has no parents. The following list shows the name of each subsidiary of Firstar and the percentage of ownership as of January 1, 1997.


                                                     Percentage         Jurisdiction in which
                 Name of Subsidiary                  Ownership        Incorporated or Organized
                 ------------------                  ---------        -------------------------
1 Firstar Bank Milwaukee, N.A.                          100%                 United States
4 Firstar Bank, F.S.B.                                  100%                 United States
1 Firstar Bank Wisconsin                                100%                   Wisconsin
1 Firstar Bank Wausau, N.A.                             100%                 United States
4 Firstar Bank Iowa, N.A.                               100%                 United States
4 Firstar Bank Burlington, N.A.                         100%                 United States
2 Firstar Bank of Minnesota, N.A.                       100%                 United States
1 Firstar Bank Illinois                                 100%                   Illinois
1 Firstar Bank U.S.A., N.A.                             100%                 United States
1 FCSB Bank                                             100%                   Illinois
3 Firstar Metropolitan Bank & Trust                     100%                   Arizona

6 Firstar Corporation of Wisconsin                      100%                   Wisconsin
6 Firstar Corporation of Minnesota                      100%                   Minnesota
6 Firstar Corporation of Arizona                        100%                   Arizona
6 Firstar Corporation of Iowa                           100%                     Iowa
1 Firstar Trust Company                               99.95%                   Wisconsin
1 Firstar Trust Company of Florida, N.A.                100%                 United States


6 Firstar Investment Research & Management Company      100%                   Wisconsin
6 Firstar Insurance Services, Inc.                      100%                   Wisconsin
5 Elan Investment Services, Inc.                        100%                   Wisconsin
6 Elan Life Insurance Company, Inc.                   79.00%                    Arizona
6 Elan Title Services, Inc.                             100%                   Wisconsin
5 Firstar Community Investment Corporation              100%                   Wisconsin
6 Firstar Development Corporation                       100%                   Delaware
5 Firstar Leasing Services Corporation                  100%                   Wisconsin



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
5 CSFM Corporation                                          100%                   Wisconsin
5 Firstar Home Mortgage Corporation                         100%                   Wisconsin
5 Firstar Information Services Corporation                  100%                   Wisconsin
4 Banks of Iowa Capital Corporation                         100%                     Iowa
5 DPC of Milwaukee, Inc.                                    100%                   Wisconsin
5 Firstar Trade Services Corporation (not funded)           100%                   Wisconsin
5 Elan Credit Reporting Agency, Inc.                        100%                   Wisconsin
7 Firstar Dubuque Investment Corporation                    100%                     Iowa
5 Milwaukee REL Corporation                                 100%                   Wisconsin
8 Minocqua REL Corporation                                  100%                   Wisconsin
5 Milwaukee Capital Corporation                             100%                    Nevada
8 Wisconsin Capital Corporation                             100%                    Nevada
2 American Credit Corporation                               100%                   Minnesota



 Notes
 -----

1 Subsidiary of Firstar Corporation of Wisconsin
2 Subsidiary of Firstar Corporation of Minnesota
3 Subsidiary of Firstar Corporation of Arizona
4 Subsidiary of Firstar Corporation of Iowa
5 Subsidiary of Firstar Bank Milwaukee, N.A.
6 Subsidiary of Firstar Corporation
7 Subsidiary of Firstar Bank, F.S.B.
8 Subsidiary of Firstar Bank Wisconsin
9 Subsidiary of Firstar Bank of Minnesota, N.A.